UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2025

Illumina, Inc.

(Exact name of registrant as specified in its charter)

001-35406

(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2025, Illumina, Inc. (the “Company”) and Standard BioTools Inc. (“Standard BioTools”), a Delaware corporation, entered into a Stock Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company will acquire (the “Acquisition”) from Standard BioTools (i) all of the issued and outstanding shares in the capital stock of SomaLogic, Inc. (“SomaLogic”), a Delaware corporation, (ii) all of the limited liability company interests in Sengenics Corporation LLC, a Delaware limited liability company, and (iii) all of the ordinary shares of Sengenics Corporation Pte Ltd, a private company limited by shares organized under the laws of Singapore (together with SomaLogic, Sengenics Corporation LLC and each of their respective subsidiaries, the “Group Companies”). The Company will acquire Standard BioTools’s aptamer-based and functional proteomics business, which includes KREX, Single SOMAmer, translational and diagnostic assays but excludes Standard BioTools’s mass cytometry and microfluidics businesses (the “Business”).

Subject to the terms and conditions set forth in the Purchase Agreement, the Company will pay to Standard BioTools at the closing (the “Closing”) of the transactions contemplated therein $350,000,000 in cash, subject to customary adjustments. The Purchase Agreement further provides for, in connection with the revenues generated from certain products and services, (i) royalty streams and (ii) up to $75,000,000 in potential milestone payments to Standard BioTools.

The Purchase Agreement also contemplates that, immediately prior to or at the Closing, the Company and Standard BioTools will enter into several ancillary agreements, including (i) a transition services agreement, pursuant to which Standard BioTools or its affiliates will provide, or cause to be provided, certain transition services for a period following the Closing, subject to the terms and conditions set forth therein and (ii) a license agreement, pursuant to which the Company will grant to Standard BioTools a non-transferable, non-sublicensable license to certain intellectual property owned by the Company, subject to the terms and conditions set forth therein.

The Purchase Agreement contains customary representations and warranties of each of the Company and Standard BioTools relating to their respective businesses, in each case generally subject to customary materiality qualifiers. Additionally, the Purchase Agreement provides for customary pre-Closing covenants of the Company and Standard BioTools, including covenants of Standard BioTools relating to conducting its business in the ordinary course and refraining from taking certain actions without the Company’s consent. The Company and Standard BioTools also agreed to use their respective reasonable best efforts to cause the Acquisition to be consummated and to obtain any required regulatory approvals, subject to certain exceptions.

The Closing is subject to customary closing conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any other approvals, if necessary, (ii) the absence of any law or order enjoining, restraining, preventing or prohibiting the Acquisition, (iii) subject to certain materiality qualifiers, the accuracy of the representations and warranties made by the Company and Standard BioTools, respectively, (iv) the performance in all material respects by the Company, the Group Companies and Standard BioTools of their respective obligations under the Purchase Agreement, (v) the absence of a material adverse effect with respect to the Group Companies, taken as a whole, or the Business, after the date of the Purchase Agreement, (vi) the absence of any law or order imposing certain remedial actions to be taken by Purchaser or Seller, (vii) the absence of any pending legal proceeding under certain regulatory laws that would reasonably be expected to result in any law or order that would enjoin, restrain, prevent or prohibit the Acquisition and (viii) other customary conditions.

The Purchase Agreement contains certain termination rights for each of the Company and Standard BioTools, including a termination right for each of the Company and Standard BioTools if the Closing shall not have been consummated on or before 11:59 p.m. New York City time on March 23, 2026, subject to three automatic three-month extensions for certain limited purposes in connection with obtaining certain required regulatory clearances. Upon termination of the Purchase Agreement under specified circumstances relating to the failure to obtain certain regulatory clearances, the Company would be required to pay Standard BioTools a termination fee of $14,500,000.

The foregoing summary description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference. It is not intended to provide any other factual information about the Company, Standard BioTools or any of their respective affiliates. In addition, the representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific date therein, were solely for the benefit of the parties to the Purchase Agreement, are subject to qualifications and limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or reports and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01	Other Events.

On June 23, 2025, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timeline, or at all, including the ability of the parties to obtain required regulatory approvals – such as under the Hart-Scott-Rodino Act in the United States or from government authorities that may have or assert jurisdiction outside the United States – and to satisfy other conditions to Closing; (ii) the future conduct and growth of the business and the markets in which we operate, including the proteomics market; (iii) the success of products and services competitive with our own; (iv) our ability to successfully integrate the Business into our existing operations and the Business’s technology and products into our portfolio; (v) our ability to sell the products and further develop the Business’s technology; (vi) our ability to successfully manage partner and customer relationships in the proteomics market; (vii) our ability to manufacture robust instrumentation and consumables including the Business’s products; (viii) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (ix) challenges inherent in developing, manufacturing, and launching new products and services; and (x) customer uptake of, and satisfaction with, new products and services, together with other factors detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand.

While the list of factors presented here is considered representative, it should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in any forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Stock Purchase Agreement, dated June 22, 2025, between Illumina, Inc. and Standard BioTools Inc. *++

99.1	Press Release, dated June 23, 2025, issued by Illumina, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.
++

Certain confidential information, marked by brackets and asterisks, has been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

Date: June 23, 2025	By:	/s/ ANKUR DHINGRA
	Name:	Ankur Dhingra
	Title:	Chief Financial Officer